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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         June 28, 2002
                                                --------------------------------



                          Susquehanna Bancshares, Inc.
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Pennsylvania                           0-10674                23-2201716
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(State or Other Jurisdiction         (Commission            (IRS Employer
      of Incorporation)              File Number)         Identification No.)


26 North Cedar Street, Lititz, Pennsylvania                   17543
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code   (717) 626-4721
                                                     ---------------------------

                                 Not Applicable
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             (Former Name or Address, if Changed Since Last Report)

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ITEM 5.       OTHER EVENTS

On June 28, 2002, Susquehanna Bancshares, Inc. ("Susquehanna") acquired all of the outstanding stock of The Addis Group, Inc., a property and casualty insurance brokerage located in King of Prussia, Pennsylvania.

A copy of Susquehanna's Press Release regarding the acquisition is attached hereto as Exhibit 99 and is hereby incorporated by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (c)  Exhibits.

              Reference is made to the Exhibit Index annexed hereto and made a part hereof.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Susquehanna has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SUSQUEHANNA BANCSHARES, INC.




Date:  June 28, 2002                 By: /s/ William J. Reuter
                                         ---------------------------------------

                                     William J. Reuter
                                     Chairman of the Board, President and Chief
                                              Executive Officer

EXHIBIT INDEX


Exhibit

99 Press Release - Press Release of Susquehanna, dated June 28, 2002, regarding the acquisition of The Addis Group, Inc.

                                       2